                                                                    EXHIBIT 99.1

                                                      NEWS RELEASE
[LAKES ENTERTAINMENT, INC. LOGO]                      LAKES ENTERTAINMENT, INC.
                                                      130 CHESHIRE LANE
                                                      MINNETONKA, MN 55305
                                                      952-449-9092
                                                      952-449-9353 (fax)
                                                      WWW.LAKESENTERTAINMENT.COM
                                                      TRADED: NASDAQ "LACO"
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FOR FURTHER INFORMATION CONTACT:
Timothy J. Cope 952-449-7030
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FOR IMMEDIATE RELEASE:
Thursday, July 24, 2003

                 LAKES ENTERTAINMENT, INC. ANNOUNCES RESULTS FOR
                               SECOND QUARTER 2003


MINNEAPOLIS, JULY 24, 2003 -- LAKES ENTERTAINMENT, INC. (NASDAQ "LACO") today announced results for the second quarter ended June 29, 2003. Net earnings for the quarter were $0.8 million and basic and diluted earnings were $0.07 per share. This compares with a net loss of $7.2 million and basic and diluted losses of $0.67 per share for the quarter ended June 30, 2002. Revenue for the quarter totaled $3.0 million. No revenues were recognized during the prior year period.

Revenues for the current year quarter were derived from license fees related to the 2003 World Poker Tour (WPT) series which has now completed its first full season. WPT, a subsidiary company of Lakes, has an agreement with the Travel Channel, LLC (TRV) granting TRV the right to broadcast the first season of the WPT series. WPT receives a series of fixed license payments from TRV, subject in each case to satisfaction of production milestones and other conditions. No revenue related to WPT is expected to be recognized during the remainder of 2003. An agreement for a WPT second season has not yet been completed. Any revenue from a second season, along with related production costs, would be recognized in 2004.

Selling, general and administrative expenses decreased from $9.6 million for the three months ended June 30, 2002 to $1.7 million for the three months ended June 29, 2003. This decrease is primarily due to a second quarter 2002 impairment of $4.0 million relating to a note receivable from Living Benefits Financial Services, LLC, as well as a second quarter 2002 $3.0 million impairment charge taken on the Polo Plaza and Travelodge properties. The decrease is also due to the reversal of an unused Stratosphere litigation accrual of $3.2 million during the second quarter of 2003. The decrease was partially offset by an increase in costs incurred associated with World Poker Tour.

Lyle Berman, Chairman and CEO of Lakes, stated, "We are pleased with the popularity of the first season of the World Poker Tour series which aired primarily during the second quarter of 2003, and we are currently in negotiations for a second season. Our cash balance has increased significantly due to the completion of a number of transactions. During the second quarter of 2003 we received cash in the amount of $16.6 million related to the sale of the Polo Plaza property in Las Vegas, Nevada. Additionally, the trust account which was set up in 1998 as security to support Lakes' indemnification obligations to Grand Casinos was terminated. As a result of the termination of the trust account, Lakes received the remaining funds of approximately $5.9 million. During the third quarter, on July 1, 2003, the sale of the Shark Club property in Las Vegas, Nevada was completed for which Lakes received $15.0 million, plus $1.0 million as repayment of a loan previously made by Lakes. These receipts put Lakes in a position to continue funding development of our Native American-owned casino projects with a book value of approximately $15 per share which, including the Shark Club receipts, amounts to nearly $4.00 per share in cash. Our focus continues to be on the successful development of our Native American-owned casino projects and we are hopeful that construction on one or more of the projects can begin within the next six months."

Lakes Entertainment, Inc. currently has development and management agreements with four separate Tribes for four new casino operations, one in Michigan, two in California and one with the Nipmuc Nation on the East Coast. Lakes Entertainment also has agreements for the development of one additional casino on Indian-owned land in California through a joint venture with MRD Gaming, which is currently being disputed by the Tribe. Additionally, the Company owns approximately 80% of World Poker Tour, LLC, a joint venture formed to film and produce poker tournaments for television broadcast.

Lakes Entertainment, Inc. common shares are traded on the Nasdaq National Market under the trading symbol "LACO".


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The Private Securities Litigation Reform Act of 1995 provides a "safe harbor"
for forward-looking statements. Certain information included in this press release (as well as information included in oral statements or other written statements made or to be made by Lakes Entertainment, Inc.) contains statements that are forward-looking, such as statements relating to plans for future expansion and other business development activities as well as other capital spending, financing sources and the effects of regulation (including gaming and tax regulation) and competition. Such forward-looking information involves important risks and uncertainties that could significantly affect anticipated results in the future and, accordingly, such results may differ from those expressed in any forward-looking statements made by or on behalf of the Company. These risks and uncertainties include, but are not limited to, possible delays in completion of Lakes' casino projects, including various regulatory approvals and numerous other conditions which must be satisfied before completion of these projects; possible termination or adverse modification of management contracts; continued indemnification obligations to Grand Casinos; highly competitive industry; possible changes in regulations; reliance on continued positive relationships with Indian tribes and repayment of amounts owned to Lakes by Indian tribes; possible need for future financing to meet Lakes' expansion goals; risks of entry into new businesses; and reliance on Lakes' management. For more information, review the Company's filings with the Securities and Exchange Commission.
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                                       -5-

                   LAKES ENTERTAINMENT, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                                 (IN THOUSANDS)

                                                                                   (UNAUDITED)
                                                                                JUNE 29, 2003     DECEMBER 29, 2002
--------------------------------------------------------------------------------------------------------------------
ASSETS
Current Assets:
    Cash and cash equivalents                                                         $23,354               $14,106
    Accounts receivable, net                                                              948                   116
    Deferred tax asset                                                                  4,481                 6,771
    Other current assets                                                                  741                   547
--------------------------------------------------------------------------------------------------------------------
Total Current Assets                                                                   29,524                21,540
--------------------------------------------------------------------------------------------------------------------
Property and Equipment-Net                                                              6,697                 6,962
--------------------------------------------------------------------------------------------------------------------
Other Assets:
    Land held under contract for sale                                                   4,772                28,832
    Land held for development                                                          29,382                27,791
    Notes receivable-less current installments                                         75,595                70,955
    Cash and cash equivalents-restricted                                                    -                 8,300
    Investments in and notes from unconsolidated affiliates                             8,423                 1,013
    Deferred tax asset                                                                  4,707                 3,835
    Other long-term assets                                                              8,823                 6,657
--------------------------------------------------------------------------------------------------------------------
Total Other Assets                                                                    131,702               147,383
--------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                         $167,923              $175,885
====================================================================================================================

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities:
    Accounts payable                                                                      $96                  $226
    Income taxes payable                                                                4,312                 5,564
    Litigation and claims accrual                                                         180                 5,847
    Accrued payroll and related                                                           418                   252
    Other accrued expenses                                                              2,944                 3,486
--------------------------------------------------------------------------------------------------------------------
Total Current Liabilities                                                               7,950                15,375
--------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                       7,950                15,375
--------------------------------------------------------------------------------------------------------------------

COMMITMENTS AND CONTINGENCIES
Shareholders' Equity:
    Capital stock, $.01 par value; authorized 100,000 shares; 10,638 common shares issued and outstanding
    at June 29, 2003, and December 29, 2002                                               106                   106
    Additional paid-in-capital                                                        131,526               131,525
    Retained Earnings                                                                  28,341                28,879
--------------------------------------------------------------------------------------------------------------------
Total Shareholders' Equity                                                            159,973               160,510
--------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                           $167,923              $175,885
====================================================================================================================

                   LAKES ENTERTAINMENT, INC. AND SUBSIDIARIES
                       CONSOLIDATED STATEMENTS OF EARNINGS
                    (IN THOUSANDS, EXCEPT EARNINGS PER SHARE)


                                                                                 (UNAUDITED)
                                                                              THREE MONTHS ENDED
                                                                     ------------------------------------
                                                                     JUNE 29, 2003          JUNE 30, 2002
                                                                     -------------          -------------


REVENUES:
     License fee income                                                     $2,954                 $   -
---------------------------------------------------------------------------------------------------------
         Total Revenues                                                      2,954                     -
---------------------------------------------------------------------------------------------------------

COSTS AND EXPENSES:
     Selling, general and administrative                                     1,738                 9,572
     Depreciation and amortization                                             131                   120
---------------------------------------------------------------------------------------------------------
         Total Costs and Expenses                                            1,869                 9,692
---------------------------------------------------------------------------------------------------------

EARNINGS (LOSS) FROM OPERATIONS                                              1,085                (9,692)
---------------------------------------------------------------------------------------------------------

OTHER INCOME (EXPENSE):
     Interest income                                                           314                   436
     Interest expense                                                            -                   (24)
     Equity in loss of unconsolidated affiliates                               (60)                 (108)
     Other                                                                      (1)                    -
---------------------------------------------------------------------------------------------------------
         Total other income, net                                               253                   304
---------------------------------------------------------------------------------------------------------

Earnings (Loss) before income taxes                                          1,338                (9,388)
Provision (benefit) for income taxes                                           549                (2,208)
---------------------------------------------------------------------------------------------------------

NET EARNINGS (LOSS)                                                           $789               ($7,180)
=========================================================================================================

BASIC EARNINGS (LOSS) PER SHARE                                              $0.07                ($0.67)
=========================================================================================================

DILUTED EARNINGS (LOSS) PER SHARE                                            $0.07                ($0.67)
=========================================================================================================

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING                                  10,638                10,638
DILUTIVE EFFECT OF STOCK COMPENSATION PROGRAMS                                   -                     -
---------------------------------------------------------------------------------------------------------
WEIGHTED AVERAGE COMMON AND DILUTED
  SHARES OUTSTANDING                                                        10,638                10,638
=========================================================================================================

                   LAKES ENTERTAINMENT, INC. AND SUBSIDIARIES
                       CONSOLIDATED STATEMENTS OF EARNINGS
                    (IN THOUSANDS, EXCEPT EARNINGS PER SHARE)

                                                                                   (UNAUDITED)
                                                                                 SIX MONTHS ENDED
                                                                      ------------------------------------
                                                                      JUNE 29, 2003          JUNE 30, 2002
                                                                      -------------          -------------


REVENUES:
     Management fee income                                                     $ -                $1,502
     License fee income                                                      3,504                     -
---------------------------------------------------------------------------------------------------------
         Total Revenues                                                      3,504                 1,502
---------------------------------------------------------------------------------------------------------

COSTS AND EXPENSES:
     Selling, general and administrative                                     4,717                11,671
     Depreciation and amortization                                             259                   219
---------------------------------------------------------------------------------------------------------
         Total Costs and Expenses                                            4,976                11,890
---------------------------------------------------------------------------------------------------------

EARNINGS (LOSS) FROM OPERATIONS                                             (1,472)              (10,388)
---------------------------------------------------------------------------------------------------------

OTHER INCOME (EXPENSE):
     Interest income                                                           551                 1,172
     Interest expense                                                            -                   (47)
     Equity in loss of unconsolidated affiliates                              (147)                 (231)
     Other                                                                     158                     -
---------------------------------------------------------------------------------------------------------
         Total other income, net                                               562                   894
---------------------------------------------------------------------------------------------------------

Earnings (Loss) before income taxes                                           (910)               (9,494)
Provision (benefit) for income taxes                                          (372)               (2,251)
---------------------------------------------------------------------------------------------------------

NET EARNINGS (LOSS)                                                          ($538)              ($7,243)
=========================================================================================================

BASIC EARNINGS (LOSS) PER SHARE                                             ($0.05)               ($0.68)
=========================================================================================================

DILUTED EARNINGS (LOSS) PER SHARE                                           ($0.05)               ($0.68)
=========================================================================================================

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING                                  10,638                10,638
DILUTIVE EFFECT OF STOCK COMPENSATION PROGRAMS                                   -                     -
---------------------------------------------------------------------------------------------------------
WEIGHTED AVERAGE COMMON AND DILUTED
  SHARES OUTSTANDING                                                        10,638                10,638
=========================================================================================================